UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 8, 2024

ASA Gold and Precious Metals Limited

(Exact Name of Registrant as Specified in Charter)

Bermuda	811-21650	98-6000252
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Canal Plaza, Suite 600	Portland	Maine	04101
(Street Address)	(City)	(State)	(Zip Code)

Registrant’s telephone number, including area code (207) 347-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s)	Name of exchange on which registered
Common Shares, par value $1.00 per share	ASA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

The Board of Directors (the “Board”) of ASA Gold and Precious Metals Limited, a Bermuda limited liability company (the “Fund”), is comprised of four members. Two directors were initially elected in April 2024 upon the nomination of Fund shareholders (the “New Directors”), and two directors were reelected in April 2024 upon the nomination of the then-constituted Fund Board (the “Legacy Directors”). The members of the Board have retained separate counsel in connection with fund governance issues and have requested reimbursement under the Fund’s bye-laws for their counsel expenses. Information regarding certain governance issues is available in the attached excerpts from an October 14, 2024 letter from counsel to the New Directors to counsel to the Legacy Directors, in the attached November 1, 2024 letter from counsel to the Legacy Directors to counsel to the New Directors and in the attached November 7, 2024 letter from counsel to the New Directors to counsel to the Legacy Directors.

The information contained in this Item 7.01 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that Section or Sections 11 and 12(a)(2) of the Securities Act. The information contained in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Excerpts from letter dated October 14, 2024 from counsel to the New Directors to counsel to the Legacy Directors.

99.2	Letter dated November 1, 2024 from counsel to the Legacy Directors to counsel to the New Directors.

99.3	Letter dated November 7, 2024 from counsel to the New Directors to counsel to the Legacy Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2024

ASA GOLD AND PRECIOUS METALS LIMITED

By:	/s/ Axel Merk
Name:	Axel Merk
Title:	Chief Operating Officer

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